Exhibit 99.1


                               CERTIFICATION
                     PURSUANT TO 18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Western Feed Mills, Inc. (the "Company") for the quarter ended June 30, 2003, I Fred W. Raybourn, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

  (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2003

                                     /s/ Fred W. Raybourn
                                     Fred W. Raybourn
                                     Chief Executive Officer
                                     Chief Financial Officer
                                     Western Feed Mills, Inc.